UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
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Filed by a party other than the Registrant ☐

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EOS ENERGY ENTERPRISES, INC.
(Exact Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐    Fee paid previously with preliminary materials.
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Eos Energy Enterprises, Inc.
3920 Park Avenue
Edison, New Jersey 08820
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 28, 2022
To the Stockholders of Eos Energy Enterprises, Inc.:
NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Eos Energy Enterprises, Inc., a Delaware corporation (the “Company”), will be a virtual meeting conducted exclusively via live webcast at www.virtualshareholdermeeting.com/EOSE2022SM on June 28, 2022, at 10:00 a.m. Eastern time for the following purposes:
1.to approve, in accordance with Nasdaq Marketplace Rule 5635(d), the issuance of our common stock to YA II PN, Ltd. (“Yorkville”) in excess of the exchange cap of the Standby Equity Purchase Agreement dated April 28, 2022, by and between the Company and Yorkville (included in Appendix A to this proxy statement) (the “Exchange Cap Proposal”);
2.to approve an amendment to our Third Amended and Restated Certificate of Incorporation to increase the authorized shares of common stock from 200,000,000 to 300,000,000 (the “Authorized Shares Amendment”); and
3.to approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Exchange Cap Proposal and/or the Authorized Shares Amendment (the “Adjournment Proposal”).
The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Special Meeting of Stockholders. Only stockholders who owned common stock of the Company at the close of business on May 25, 2022 (the “Record Date”) can vote at this meeting or any adjournments that take place. The presence, in person or represented by proxy, at the Special Meeting of the holders of shares of outstanding common stock representing a majority of the voting power of all outstanding shares of common stock entitled to vote at the Special Meeting will be required to establish a quorum at the Special Meeting. Abstentions and “broker non-votes” will be treated as shares present and entitled to vote for quorum purposes. Approval of the Exchange Cap Proposal and the Adjournment Proposal will require the affirmative vote of the majority of the total votes cast on such proposal. Approval of the Authorized Shares Amendment will require the affirmative vote of the holders of at least 66 2⁄3% of outstanding shares of our common stock as of the Record Date.
The Board of Directors recommends that you vote:
Proposal 1: FOR the Exchange Cap Proposal;

Proposal 2: FOR the Authorized Shares Amendment;
Proposal 3: FOR the Adjournment Proposal;
2022 Virtual Special Stockholder Meeting
The Board of Directors has determined to hold the Special Meeting virtually to facilitate stockholder attendance and participation by stockholders from all locations at no cost. We believe this is the right choice for the Company at this time, as it enables engagement with our stockholders, regardless of size, resources, or physical location while safeguarding the health of our stockholders, Board and management. We are committed to ensuring that stockholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend the meeting online, vote your shares electronically and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/EOSE2022SM at the meeting date and time. The meeting webcast will begin promptly at 10:00 a.m. Eastern Time. We encourage you to access the meeting prior to the start time. Online log-in will begin at 9:45 a.m. Eastern Time, and you should allow ample time for the log-in process. If you experience technical difficulties during the log-in process or during the meeting please call the technical support number that will be posted on the virtual Special Meeting login page for assistance. Technical assistance will be available through the conclusion of the Special Meeting.
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE VIRTUAL MEETING ONLINE, WE ENCOURAGE YOU TO READ THE ACCOMPANYING PROXY STATEMENT, AND SUBMIT YOUR PROXY AS SOON AS POSSIBLE USING ONE OF THE THREE CONVENIENT VOTING METHODS DESCRIBED IN “INFORMATION ABOUT THE PROXY PROCESS AND VOTING” IN THE PROXY STATEMENT. IF YOU RECEIVE MORE THAN ONE SET OF PROXY MATERIALS BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY SHOULD BE SIGNED AND SUBMITTED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

By Order of the Board of Directors
/s/Melissa Berube
Melissa Berube
General Counsel and Corporate Secretary

May 27, 2022

Page
PROPOSAL NO. 1—APPROVAL, IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(D), OF THE ISSUANCE OF OUR COMMON STOCK TO YORKVILLE IN EXCESS OF THE EXCHANGE CAP OF THE STANDBY EQUITY PURCHASE AGREEMENT DATED APRIL 28, 2022, BY AND BETWEEN THE COMPANY AND YORKVILLE (THE “EXCHANGE CAP PROPOSAL”)	3
PROPOSAL NO. 2—APPROVAL OF AN AMENDMENT TO OUR THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 200,000,000 TO 300,000,000 (THE “AUTHORIZED SHARES AMENDMENT”)	6
PROPOSAL NO. 3— APPROVAL OF AN ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF THE EXCHANGE CAP PROPOSAL AND/OR THE AUTHORIZED SHARES AMENDMENT	8
Security Ownership of Certain Beneficial Owners and Management	9
Additional Information	11
Information about the Proxy Process and Voting	12

Appendix A – Standby Equity Purchase Agreement dated April 28, 2022, by and between the Company and YA II PN, Ltd.	A-1

Eos Energy Enterprises, Inc.
3920 Park Avenue
Edison, New Jersey 08820
PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS
June 28, 2022

We have made available our proxy materials because the Board of Directors (the “Board”) of Eos Energy Enterprises, Inc. (referred to herein as the “Company,” “Eos,” “we,” “us” or “our”) is soliciting your proxy to vote at our Special Meeting of Stockholders (the “Special Meeting”) to be held on June 28, 2022, at 10:00 a.m. Eastern time, at www.virtualshareholdermeeting.com/EOSE2022SM.
◦This Proxy Statement summarizes information about the proposals to be considered at the Special Meeting and other information you may find useful in determining how to vote.
◦The Proxy Card or voting instruction form is the means by which you actually authorize another person to vote your shares in accordance with your instructions.
In addition to solicitations by mail, our directors, officers and employees, without additional remuneration, may solicit proxies by telephone, e-mail and personal interviews. All costs of solicitation of proxies will be borne by us. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.
Pursuant to the rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials by sending you this full set of proxy materials, including a Proxy Card. Accordingly, the proxy statement and accompanying Proxy Card will first be mailed to our stockholders of record as of May 25, 2022 (the “Records Date”) for the first time on or about May 27, 2022.
Corporate Information
On November 16, 2020 (the “Closing Date”), B. Riley Principal Merger Corp. II. (“BMRG”), Eos Energy Storage LLC ("EES LLC"), BMRG Merger Sub, LLC (“Merger Sub I”), BMRG Merger Sub II, LLC (“Merger Sub II”), New Eos Energy LLC (“Newco”) and AltEnergy Storage VI, LLC consummated the transactions contemplated under the Merger Agreement entered into on September 7, 2020 between the parties, following the approval at the special meeting of the stockholders of BMRG held on October 15, 2020. On the Closing Date, (1) Merger Sub I merged with and into Newco, with Newco continuing as the surviving company and a wholly-owned subsidiary of the Company, and (2) Newco then merged with and into Merger Sub II, with Merger Sub II continuing as the surviving company and a wholly-owned subsidiary of the Company (together, the “Business Combination”). In connection with the Business Combination, the registrant changed its name from B. Riley Merger Corp. II to Eos Energy Enterprises, Inc., and Merger Sub II changed its name from BMRG Merger Sub II, LLC to Eos Energy Enterprises Intermediate Holdings, LLC.

PROPOSAL NO. 1

APPROVAL, IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(D), OF THE ISSUANCE OF OUR COMMON STOCK TO YORKVILLE IN EXCESS OF THE EXCHANGE CAP OF THE STANDBY EQUITY PURCHASE AGREEMENT DATED APRIL 28, 2022, BY AND BETWEEN THE COMPANY AND YORKVILLE (THE “EXCHANGE CAP PROPOSAL”)

Background
As previously disclosed, on April 28, 2022, we entered into a Standby Equity Purchase Agreement (the “SEPA,” included as Appendix A to this Proxy Statement) with YA II PN, Ltd. (“Yorkville”). Pursuant to the SEPA, the Company has the right, but not the obligation, to sell to Yorkville up to $200,000,000 of its shares of common stock (the “SEPA Shares”), par value $0.0001 per share, at the Company’s request any time during the commitment period commencing on April 28, 2022 and terminating on the earliest of (i) the first day of the month following the 24-month anniversary of the SEPA and (ii) the date on which Yorkville has made payment of any advances requested pursuant to the SEPA for shares of the Company’s common stock equal to the commitment amount of $200,000,000. Each sale the Company requests under the SEPA (an “Advance”) may be for a number of shares of common stock with an aggregate value of up to $20,000,000. The shares would be purchased at 97.0% of the Market Price (as defined below) and would be subject to certain limitations, including that Yorkville could not purchase any shares that would result in it owning more than 9.99% of the Company’s outstanding common stock at the time of an Advance (the "Ownership Limitation") or 19.99% of the Company's outstanding common stock as of the date of the SEPA (the "Exchange Cap"). “Market Price” is defined in the SEPA as the average of the VWAPs (as defined below) during each of the three consecutive trading days commencing on the trading day following the Company’s submission of an Advance notice to Yorkville. “VWAP” is defined in the SEPA to mean, for any trading day, the daily volume weighted average price of the Company’s common stock for such date on The Nasdaq Capital Market as reported by Bloomberg L.P. during regular trading hours.
As of the date of the SEPA, there were 53,980,608 shares of the Company’s common stock issued and outstanding. Accordingly, the Exchange Cap is 10,790,723 shares. The SEPA provides that (a) the Exchange Cap will not apply if the Company’s stockholders have approved issuances in excess of the Exchange Cap in accordance with the rules of The Nasdaq Capital Market, and (b) as to any Advance, if the purchase price of shares in respect of such Advance equals or exceeds $2.15 per share (which represents the lower of (i) the closing price of common stock as reported on the “Historical NOCP” section of the web site Nasdaq.com for the ticker symbol “EOSE.” (the “Nasdaq Official Closing Price”) on the trading day immediately preceding the date of the SEPA; or (ii) the average Nasdaq Official Closing Price for the five trading days immediately preceding the date of the SEPA). As of the date of this proxy statement, we have offered and sold to Yorkville an aggregate of 3,967,939 shares of our common stock, all of which are counted against the Exchange Cap.
Pursuant to the SEPA, we will use the proceeds from the sale of SEPA Shares for working capital and other general corporate purposes or, if different, in a manner consistent with the application thereof described in the registration statement pursuant to which such shares are registered with the SEC. There are no other restrictions in the SEPA on future financing transactions, provided such use of proceeds also does not violate the laws and regulations set forth by the U.S. Office of Foreign Assets Control.
Reasons for Seeking Stockholder Approval
Our common stock is currently listed on The Nasdaq Capital Market and, as such, we are subject to Nasdaq Marketplace Rules (the “Nasdaq Rules”). Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) in connection with a transaction other than a public offering at a price less than the “Minimum Price” which either alone or together with sales by officers, directors or substantial stockholders of the company equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance. For Nasdaq purposes, “Minimum Price” means a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Stockholder approval of this proposal will constitute stockholder approval for purposes of Nasdaq Listing Rule 5635(d). Our Board has determined that the SEPA and our ability to issue the SEPA Shares thereunder in excess of the Exchange Cap is in the best interests of the Company and its stockholders because the ability to sell the SEPA Shares to Yorkville provides us with a reliable source of capital for working capital and general corporate purposes.
We cannot predict the Market Price (as defined above) of our common stock at any future date, and therefore cannot predict the number of SEPA Shares to be issued under the SEPA or whether the Market Price for any Advance will be greater than the Minimum Price (as defined above) under the Nasdaq Rules. Under certain circumstances, it is possible that we may need to issue shares of common stock to Yorkville at a price that is less than the Minimum Price in excess of the Exchange Cap, which would require stockholder approval pursuant to Nasdaq Listing Rule 5635(d).
Therefore, we are seeking stockholder approval under this Proposal No. 1 to issue shares of common stock in excess of the Exchange Cap, if necessary, to Yorkville under the terms of the SEPA. The failure of the Company’s stockholders to approve this Proposal No. 1 will make it impossible for the Company to sell, at less than the Minimum Price, shares of common stock to Yorkville in excess of the Exchange Cap. However, it would be possible to sell shares to Yorkville in excess of the Exchange Cap if the sale of shares covered by any Advance is equal to or greater than the Minimum Price for such Advance.
Consequences of Non-Approval
As previously disclosed, as of December 31, 2021, the Company concluded that there was substantial doubt about its ability to continue to operate as a going concern for the 12 months following the issuance of its consolidated financial statements. The ability of the Company to continue as a going concern is dependent upon the Company’s ability to access additional sources of capital, including, but not limited to, equity and/or debt financings, licensing revenue, and government loans or grants. If the Company is unable to raise additional capital, the Company may have to significantly delay, scale back or discontinue the development or commercialization of its product and/or consider a sale or other strategic transaction. Accordingly, our Board believes that providing the Company the flexibility to issue shares of common stock in excess of the Exchange Cap is advisable and in the best interests of the Company and our stockholders.
Effect on Current Stockholders
The issuance of shares of common stock under the SEPA, including any shares that may be issued in excess of the Exchange Cap (including any such shares issued below the Minimum Price that are the subject of this Proposal No. 1), would result in an increase in the number of shares of common stock outstanding, and our stockholders will incur dilution of their percentage ownership. Because the number of SEPA Shares that may be issued to Yorkville pursuant to the SEPA is determined based on the Market Price at the time of issuance, the exact magnitude of the dilutive effect cannot be conclusively determined. However, the dilutive effect may be material to our current stockholders.

Required Vote
Approval of Proposal No. 1 requires the affirmative vote of a majority of the votes cast on the proposal. Abstentions and “broker non-votes,” if any, will have no effect on the outcome of this vote.
THE BOARD RECOMMENDS A VOTE
FOR APPROVAL, IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(D), OF THE ISSUANCE OF OUR COMMON STOCK TO YORKVILLE IN EXCESS OF THE EXCHANGE CAP OF THE STANDBY EQUITY PURCHASE AGREEMENT DATED APRIL 28, 2022, BY AND BETWEEN THE COMPANY AND YORKVILLE

PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT TO OUR THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 200,000,000 TO 300,000,000 (THE “AUTHORIZED SHARES AMENDMENT”)

After careful consideration, the Board has adopted, declared advisable and directed that there be submitted to the stockholders at the Special Meeting a proposed amendment of the Company’s Third Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the number of shares of authorized common stock from 200,000,000 to 300,000,000.
Background
Article IV of the Certificate of Incorporation currently authorizes the Company to issue up to 200,000,000 shares of common stock and 1,000,000 shares of preferred stock of the Company, par value $0.0001 per share (“preferred stock”). As of May 25, 2022, approximately 58,503,554 shares of common stock were issued, including zero held as treasury shares, with warrants outstanding to purchase up to an aggregate of 7,326,654 shares of common stock, options and restricted stock units outstanding to acquire up to an aggregate of 5,099,774 shares of common stock, approximately 3,536,607 shares of common stock reserved for possible future issuance pursuant to the remaining authorized and unissued stock awards under the Amended and Restated 2020 Incentive Plan and a maximum of 6,516,359 shares of common stock issuable upon conversion of the Company’s outstanding 5%/6% Convertible Senior PIK Toggle Notes due 2026. As a result, approximately 119,017,052 authorized shares remain available for issuance for future purposes. The adoption of the proposed Authorized Shares Amendment would provide for an additional 100,000,000 authorized shares of common stock for future issuance, which would bring the aggregate total of authorized shares of common stock to 300,000,000.
The Authorized Shares Amendment amends and restates Section 4.1(b) of Article IV of the Certificate of Incorporation in its entirety to read as follows:
The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 301,000,000 shares, consisting of (a) 300,000,000 shares of common stock (the “Common Stock”) and (b) 1,000,000 shares of preferred stock (the “Preferred Stock”).
Reasons for Seeking Stockholder Approval
As of May 25, 2022, the Company had approximately 60% of the authorized shares of common stock unissued and unreserved for issuance. The additional shares may be used for various purposes without further stockholder approval (except as required by law or Nasdaq rules). These purposes may include: (i) raising capital, if the Company has an appropriate opportunity, through offerings of common stock or securities that are convertible into common stock, including sales of common stock pursuant to the SEPA described above in Proposal No. 1; (ii) exchanging common stock or securities that are convertible into common stock for other outstanding securities; (iii) providing equity incentives to employees, officers, directors, customers, consultants, or advisors; (iv) expanding the Company’s business through the acquisition of other businesses or assets; (v) stock splits, dividends, and similar transactions; (vi) debt or equity restructuring or refinancing transactions; and (vii) other corporate purposes.

The Board has not proposed the increase in the number of authorized shares of common stock with the intent of preventing or discouraging any actual or threatened tender offers or takeover attempts of the Company and the Board is not currently aware of any attempt or plan to acquire control of the Company. Rather, the Authorized Shares Amendment has been prompted by business and financial considerations, as set out above, and it is the intended purpose of the Authorized Shares Amendment to provide greater flexibility to the Board in considering and planning for our potential future corporate needs.

Rights of Additional Authorized Shares
The additional authorized shares contemplated by the Authorized Shares Amendment would be a part of the existing class of our common stock and, if issued, would have the same rights and privileges as the shares of our common stock presently issued and outstanding. Holders of shares of our common stock (solely in their capacity as holders of shares of our common stock) have no preemptive rights or rights to convert their shares of our common stock into any other securities. Accordingly, should the Board elect to issue additional shares of our common stock, existing holders of shares of our common stock would not have any preferential rights to purchase the shares.
Effect on Current Stockholders
Future issuance of common stock or securities convertible into our common stock could have a dilutive effect on the earnings per share, book value per share, voting power and percentage interest of holdings of current stockholders. In addition, the availability of additional shares of our common stock for issuance could, under certain circumstances, discourage or make more difficult efforts to obtain control of the Company under a possible take-over scenario. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company. This proposal is not being presented with the intent that it be used to prevent or discourage any acquisition attempt, but nothing would prevent the Board from taking any appropriate actions not inconsistent with its fiduciary duties. The Authorized Shares Amendment does not affect the number of shares or rights of preferred stock authorized.
Effectiveness of the Amendment
If this proposal is approved by the Company’s stockholders, the Authorized Shares Amendment will become effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation with the Delaware Secretary of State, which the Company intends to do promptly following the Annual Meeting. If the proposal is not approved by the Company’s stockholders, the Authorized Shares Amendment will not be implemented and the Company’s capitalization will remain as it is currently.
Required Vote
Approval of Proposal No. 2 requires the affirmative vote of the holders of at least 66 2⁄3% of outstanding shares of our common stock as of the Record Date to approve the amendment to the Certificate of Incorporation to increase the authorized shares of common stock. Abstentions and “broker non-votes”, if any, will have the effect of votes “AGAINST” the proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE

FOR APPROVAL OF AN AMENDMENT TO OUR THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 200,000,000 TO 300,000,000.

PROPOSAL NO. 3

APPROVAL OF AN ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF THE EXCHANGE CAP PROPOSAL AND/OR THE AUTHORIZED SHARES AMENDMENT

At the Special Meeting, if necessary, stockholders will vote on this Proposal No. 3. If this Proposal No. 3 is adopted, the Board will have the discretion to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposal No. 1 and/or Proposal No. 2. It is possible for us to obtain sufficient votes to approve this Proposal No. 3 but not receive sufficient votes to approve Proposal No. 1 and/or Proposal No. 2. In such a situation, the Company could adjourn the Special Meeting for any number of days or hours as permitted under applicable law and attempt to solicit additional votes in favor of Proposal No. 1 and/or Proposal No. 2.
This Proposal No. 3 will only be presented at the Special Meeting if there are not sufficient votes represented in person or by proxy for Proposal No. 1 and/or Proposal No. 2.
Required Vote
The approval of Proposal No. 3 requires the affirmative vote of a majority of the votes cast on the proposal. Abstentions and “broker non-votes,” if any, will have no effect on the outcome of this vote.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE

FOR APPROVAL OF AN ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF THE EXCHANGE CAP PROPOSAL AND/OR THE AUTHORIZED SHARES AMENDMENT.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information relating to the beneficial ownership of our common stock as of May 4, 2022, by:
•each person, or group of affiliated persons, known by us to beneficially own more than 5% of outstanding shares of our common stock;
•each of our directors, nominees and named executive officers; and
•all directors and executive officers as a group.
A person is a “beneficial owner” of a security if that person has or shares voting or investment power over the security or if that person has the right to acquire sole or shared voting or investment power over the security within 60 days. Unless otherwise noted, these persons, to our knowledge, have sole voting and investment power over the shares listed. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options, warrants and restricted stock units held by that person that are currently exercisable or exercisable within 60 days of May 4, 2022
The percentage of shares beneficially owned is computed on the basis of 54,445,725 shares of our common stock outstanding and 7,326,654 warrants, each exercisable for one common stock share, outstanding as of May 4, 2022. Unless otherwise indicated below, the address for each beneficial owner listed is c/o 3920 Park Avenue, Edison, New Jersey 08820.

	Shares of Common Stock Beneficially Owned
Name of beneficial owner	Number of Securities Beneficially Owned	Percentage
5% Stockholder
B. Riley Financial, Inc. (5)	5,696,547	9.2%
Wood River Capital, LLC (6)	7,537,361	12.2%
Directors and Executive Officers
Joe Mastrangelo (1) (2)	842,801	1.4%
Randall Gonzales (1) (2)	43,700	*
Sagar Kurada (1) (2)	153,396	*
Jody Markopoulos	41,666	*
Claude Demby (1) (2)	18,596	*
Russell Stidolph (2) (3) (4)	2,885,146	4.7%
Daniel Shribman (1) (2)	1,043,498	1.7%
Alex Dimitrief (1) (2)	70,465	*
Audrey Zibelman (1) (2)	27,483	*
Marian “Mimi” Walters (1) (2)	32,433	*
All directors, nominees and executive officers as a group (10 individuals)	4,991,772	8.1%

—————
*Less than 1%.

(1) The business address of each of these entities or individuals is c/o 3920 Park Avenue Edison, New Jersey 08820.
(2) Includes shares of common stock underlying restricted stock units.
(3) Represents (i) 222,914 shares of common stock issuable upon exercise of vested options held by Mr. Stidolph, (ii)5,198 shares of common stock directly owned by Mr. Stidolph, and (iii) 2,653,272 shares of common stock in which Mr. Stidoloph has a pecuniary interest in that are held directly by AltEnergy LLC, or AltEnergy, AltEnergy Storage LLC, or AltEnergy I, AltEnergy Storage II LLC, or AltEnergy II, AltEnergy Storage V LLC, or AltEnergy V, AltEnergy VI LLC, or AltEnergy VI, AltEnergy Storage Bridge LLC, or Bridge, AltEnergy Transmission LLC, or Transmission, AltEnergy Storage Bridge Phase II LLC, or Bridge II (collectively, the “AltEnergy Shares”). Mr. Stidolph is the managing director of AltEnergy, the managing member of each of AltEnergy I, AltEnergy II, AltEnergy VI, AltEnergy V, Bridge, Transmission and Bridge II, and has voting and dispositive power with respect to the AltEnergy Shares. Mr. Stidolph disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein. The address of Mr. Stidolph and each of the above referenced entities is 137 Rowayton Avenue, Rowayton, CT 06853.
(4) Represents securities held directly by AltEnergy LLC, or AltEnergy, AltEnergy Storage LC, or AltEnergy I, AltEnergy Storage II LLC, or AltEnergy II, AltEnergy Storage V LLC, or AltEnergy V, AltEnergy VI LLC, or AltEnergy VI, AltEnergy Storage Bridge LLC, or Bridge, AltEnergy Transmission LLC, or Transmission, AltEnergy Storage Bridge Phase II, or Bridge II. Mr. Stidolph is the managing director of AltEnergy, the managing member of each of AltEnergy I, AltEnergy II, AltEnergy VI, AltEnergy V, Bridge, Transmission and Bridge II, and has voting and dispositive power with respect to the AltEnergy Shares. Mr. Stidolph disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein.
(5) The information in the table above is based solely on information contained in this stockholder’s Schedule 13G under the Exchange Act filed by such stockholder with the SEC. The amount includes (i) shares of common stock held by BRF Investment LLC ("BRFI"), (ii) shares of common stock owned by Bryant Riley and (iii) shares of common stock underlying warrants held by Bryant Riley. Bryant Riley is the Chairman and Co-Chief Executive Officer of B. Riley Financial, Inc. and has voting and dispositive power over the securities held by BRF. The address for this stockholder is 11100 Santa Monica Blvd, Suite 800, Los Angeles, CA 90025.
(6) The information in the table above is based solely on information contained in this stockholder’s Schedule 13G under the Exchange Act filed by such stockholder with the SEC. Represents (i) 2,538,261 shares of common stock held by Wood River Capital, LLC (“Wood River”) and (ii) 5,145,000 shares of common stock issuable upon conversion of the outstanding 5%/6% Convertible Senior PIK Toggle Notes due 2026 held by Wood River. Wood River is beneficially owned by SCC Holdings, LLC (“SCC”), SCC is beneficially owned by KIM, LLC (“KIM”), KIM is beneficially owned by Koch Investment Group, LLC (“KIG”), KIG is beneficially owned by Koch Investment Group Holdings, LLC (“KIGH”), and KIGH is beneficially owned by Koch Industries, Inc. (“Koch Industries”), in each case by means of ownership of all voting equity instruments. The address for this stockholder is 4111 E. 37th Street North, Wichita, KS 67220.

ADDITIONAL INFORMATION

Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
Brokers with account holders who are Eos stockholders may be “householding” our proxy materials. A single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in “householding.”
If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker or (2) direct your written request to our Investor Relations Department at 3920 Park Avenue, Edison, New Jersey 08820, 765-201-0591 or email ir@eose.com. Stockholders who currently receive multiple copies of this Proxy Statement at their address and would like to request “householding” of their communications should contact their broker. In addition, the Company will promptly deliver, upon written request to the address above, a separate copy of the Proxy Statement and Proxy Card to a stockholder at a shared address to which a single copy of the documents was delivered.
Note About Our Website
Web links to our website throughout this document are provided for convenience only. Please note that information on or accessible through our website is not part of, or incorporated by reference into, this Proxy Statement.
Other Matters
As of the date of this Proxy Statement, the Board does not intend to present any matters other than those described herein at the Special Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the Special Meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in the discretion of the proxy holder. We have filed our Annual Report on Form 10-K for the year ended December 31, 2021 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 with the SEC. These documents are available free of charge at the SEC’s web site at www.sec.gov. Upon written request by a Eos stockholder, we will mail without charge a copy of our Annual Report on Form 10-K and our Quarterly Report on Form 10-Q, including the financial statements and financial statement schedules, but excluding exhibits to the Annual Report on Form 10-K and Quarterly Report on Form 10-Q. Exhibits to the Annual Report on Form 10-K and Quarterly Report on Form 10-Q are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed our Investor Relations department at 3920 Park Avenue, Edison, New Jersey 08820, 765-201-0591 or email ir@eose.com.

INFORMATION ABOUT THE PROXY PROCESS AND VOTING

Why am I receiving these materials?
The Board is providing printed proxy materials to you, in connection with the Board’s solicitation of proxies for use at the Company’s Special Meeting to be held on June 28, 2022, at 10:00 a.m. Eastern Time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth in this proxy statement. These proxy materials are being distributed to you beginning on May 27, 2022. As a stockholder, you are invited to attend the virtual Special Meeting and are requested to vote on the proposals described in this proxy statement.
Who can vote at the Special Meeting?
The outstanding voting securities of Eos are shares of common stock, $0.0001 par value per share. There were 58,503,554 shares of common stock outstanding as of May 25, 2022. Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Special Meeting.
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record as of May 25, 2022, you may vote online during the virtual Special Meeting. Alternatively, you may vote by proxy by using the accompanying Proxy Card, over the internet or by telephone. Whether or not you plan to attend online the virtual Special Meeting, we encourage you to vote by proxy ahead of the Special Meeting to ensure your vote is counted. Even if you have submitted a proxy before the Special Meeting, you may still attend the Special Meeting and vote. In such case, your previously submitted proxy will be disregarded.

•To vote using the Proxy Card, simply complete, sign and date the accompanying Proxy Card and return it promptly in the envelope provided. If you return your signed Proxy Card to us before the Special Meeting, we will vote your shares in accordance with the Proxy Card.
•To vote by proxy over the internet before the Special Meeting, follow the instructions as directed on the enclosed Proxy Card.
•To vote by telephone, you may vote by proxy by calling the toll-free number found on the enclosed Proxy Card.
•To vote at the virtual Special Meeting, you will need the 16-digit control number included on your Proxy Card. The meeting webcast will begin promptly at 10:00 a.m., Eastern time. We encourage you to access the meeting prior to the start time. Online log-in will begin at 9:45 a.m. Eastern time, and you should allow ample time for the log-in process. If you encounter any difficulties accessing the virtual meeting during the log-in or meeting time, please call the technical support number that will be posted on the virtual Special Meeting login page for assistance.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account.
If you are a beneficial owner as described above, you should have received a voting instruction form from the brokerage firm, bank, dealer or other similar organization that holds your shares. Follow the instructions they provide to ensure that your vote is counted.
We provide internet proxy voting to allow you to vote your shares online before the Special Meeting, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.
What is the required vote to approve the proposals discussed in this Proxy Statement?
Approval of the Exchange Cap Proposal and the Adjournment Proposal will require the affirmative vote of the majority of the total votes cast on such proposal. Approval of the Authorized Shares Amendment will require the affirmative vote of the holders of at least 66 2⁄3% of outstanding shares of our common stock. Abstentions and “broker non-votes,” if any, will have no effect on the outcome of the Exchange Cap Proposal or the Adjournment Proposal. Abstentions and “broker non-votes” will have the effect of votes “AGAINST” the Authorized Shares Amendment.

What are “broker non-votes”?
If your shares are held by your broker as your nominee (that is, in “street name”), you will need to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “routine” items, but not with respect to “non-routine” items.
If a broker, bank, custodian, nominee or other record holder of common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as “broker non-votes” with respect to that proposal.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.
What if I return a Proxy Card but do not make specific choices?

If we receive a signed and dated Proxy Card and the Proxy Card does not specify how your shares are to be voted, your proxy (one of the individuals named on your Proxy Card) will vote your shares in his or her discretion.
What does it mean if I receive more than one set of materials?
If you receive more than one set of materials, your shares are registered in more than one name or are registered in different accounts. In order to vote all the shares you own, you must either sign and return all of the Proxy Cards or follow the instructions for any alternative voting procedure on each of the Proxy Cards.

Can I change my vote after submitting my proxy?
Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:
•You may submit another properly completed proxy with a later date.
•You may send a written notice that you are revoking your proxy to our Investor Relations Department at 3920 Park Avenue, Edison, New Jersey 08820, 765-201-0591 or email ir@eose.com.
•You may attend the virtual Special Meeting through online presence and vote online. Simply attending the Special Meeting will not, by itself, revoke your prior proxy.

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by them.
When are stockholder proposals due for next year’s Annual Meeting?
If you wish to submit a stockholder proposal pursuant to Rule 14a-8 of the Securities Exchange Act to be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 1, 2022 to Eos Energy Enterprises Inc., c/o Laura Ellis, 3920 Park Avenue, Edison, New Jersey 08820, or email at ir@eose.com.
Pursuant to our bylaws, in order for a stockholder to present a proposal at the annual meeting, other than 14a-8 proposals to be included in the Proxy Statement as described above, or to nominate a director, you must give timely notice thereof in writing to the Secretary at Eos Energy Enterprises Inc., 3920 Park Avenue, Edison, New Jersey 08820, which must be received between January 17, 2023 and February 16, 2023; provided that if the date of the 2023 annual meeting is more than 30 days before or after May 17, 2023, notice must be received no earlier than 120 days prior to such annual meeting and no later than the 90th day prior to the annual meeting date or the 10th day following the day on which public announcement of the 2023 annual meeting date is first made by the Company. You are also advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. The presence, in person or represented by proxy, at the Special Meeting of the holders of shares of outstanding common stock representing a majority of the voting power of all outstanding shares of common stock entitled to vote at the Special Meeting will be required to establish a quorum at the Special Meeting. Abstentions and “broker non-votes” will be treated as shares present and entitled to vote for quorum purposes. Your shares will be counted towards the quorum only if you submit a valid proxy or vote at the Special Meeting. If there is no quorum, either the chair of the Special Meeting or a majority in voting power of the stockholders entitled to vote at the Special Meeting, present online or represented by proxy, may adjourn the Special Meeting to another time or place.
How can I find out the results of the voting at the Special Meeting?
Voting results will be announced by the filing of a Current Report on Form 8-K within four business days after the Special Meeting.

Who can help answer my questions?
If you have questions about this Proxy Statement or if you need additional copies of the proxy materials, you should contact our Investor Relations department at 765-201-0591 or ir@eose.com.

Who will solicit and pay the cost of soliciting proxies?
Eos will pay the cost of soliciting proxies for the special meeting. Eos will reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of ordinary shares for their expenses in forwarding soliciting materials to beneficial owners of ordinary shares and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, mail, on the Internet or at the Special Meeting. They will not be paid any additional amounts for soliciting proxies. In addition, we have retained Morrow Sodali to act as a proxy solicitor in conjunction with the Special Meeting. We have agreed to pay that firm $12,500 and reasonable out-of-pocket expenses, for proxy solicitation services.
How do I attend the Special Meeting?
The Board of Directors has determined to hold the Special Meeting virtually to facilitate stockholder attendance and participation by stockholders from all locations at no cost. We believe this is the right choice for the Company at this time, as it enables engagement with our stockholders, regardless of size, resources, or physical location while safeguarding the health of our stockholders, Board and management. We are committed to ensuring that stockholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting.
You may attend the Special Meeting live via the Internet at www.virtualshareholdermeeting.com/EOSE2022. Stockholders will need the 16-digit control number provided on their Proxy Card, voting instruction form or notice. We suggest you log in at least 15 minutes before the start of the meeting.
Can I ask questions at the Special Meeting?

Stockholders as of our record date will have an opportunity to submit questions live via the Internet during the meeting.

How to Participate in the Special Meeting	Online: 1. Visit www.virtualshareholdermeeting.com/EOSE2022SM; and
2. Enter the 16 digit control number included on your Proxy Card or on the instructions that accompanied your proxy materials.
You may begin to log into the meeting platform beginning at 9:45 a.m. Eastern Time on June 28, 2022. The meeting will begin promptly at 10:00 a.m. Eastern Time.

Appendix A

Standby Equity Purchase Agreement
dated April 28, 2022,
by and between the Company
and YA II PN, Ltd.

THIS STANDBY EQUITY PURCHASE AGREEMENT (this “Agreement”) dated as of April 28, 2022 is made by and between YA II PN, LTD., a Cayman Islands exempt limited partnership (the “Investor”), and EOS ENERGY ENTERPRISES, INC., a company incorporated under the laws of the State of Delaware (the “Company”).
WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall have the right to issue and sell to the Investor, from time to time as provided herein, and the Investor shall purchase from the Company, up to $200 million of the Company’s shares of common stock, par value $0.0001 per share (the “Common Shares”); and
WHEREAS, the Common Shares are listed for trading on the Nasdaq Capital Market under the symbol “EOSE;” and
WHEREAS, the offer and sale of the Common Shares issuable hereunder will be registered on the Company’s registration statement on Form S-3 (file No. 333-263298) under Section 5 under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”).
NOW, THEREFORE, the parties hereto agree as follows:
Article I.Certain Definitions
Section 1.01“Additional Shares” shall have the meaning set forth in Section 2.01(d)(ii).
Section 1.02“Adjusted Advance Amount” shall have the meaning set forth in Section 2.01(d)(i).
Section 1.03“Advance Date” shall mean the 1st Trading Day after expiration of the applicable Pricing Period for each Advance.
Section 1.04“Advance Notice” shall mean a written notice in the form of Exhibit A attached hereto to the Investor executed by an officer of the Company and setting forth the amount of an Advance that the Company desires to issue and sell to the Investor.
Section 1.05“Advance Notice Date” shall mean each date the Company delivers (in accordance with Section 2.01(b) of this Agreement) to the Investor an Advance Notice, subject to the terms of this Agreement.
Section 1.06“Advances” shall mean any issuance and sale from the Company to the Investor pursuant to Article II hereof.
Section 1.07“Affiliate” shall have the meaning set forth in Section 3.07.
Section 1.08“Agreement” shall have the meaning set forth in the preamble of this Agreement.
Section 1.09“Applicable Laws” shall mean all applicable laws, statutes, rules, regulations, orders, executive orders, directives, policies, guidelines and codes having the force of law, whether local, national, or international, as amended from time to time, including without limitation (i) all applicable laws that relate to money laundering, terrorist financing, financial record keeping and reporting, (ii) all applicable laws that relate to anti-bribery, anti-

corruption, books and records and internal controls, including the United States Foreign Corrupt Practices Act of 1977, and (iii) any Sanctions laws.
Section 1.10“Base Prospectus” shall mean the Company’s prospectus dated April 25, 2022 accompanying the Registration Statement.
Section 1.11“Basket” shall have the meaning set forth in Section 5.04.
Section 1.12“Black Out Period” shall have the meaning set forth in Section 6.02
Section 1.13“Closing” shall have meaning set forth in Section 2.02.
Section 1.14“Commitment Amount” shall mean $200,000,000 of Common Shares, provided that, the Company shall not effect any sales under this Agreement and the Investor shall not have the obligation to purchase Common Shares under this Agreement to the extent (but only to the extent) that after giving effect to such purchase and sale the aggregate number of Common Shares issued under this Agreement would exceed 19.99% of the outstanding Common Shares as of the date of this Agreement (the “Exchange Cap”); provided further that, the Exchange Cap will not apply (a) if the Company’s stockholders have approved issuances in excess of the Exchange Cap in accordance with the rules of the Principal Market or (b) as to any Advance, if the Purchase Price of Shares in respect of such Advance equals or exceeds $2.15 per share (which represents the lower of (i) the Nasdaq Official Closing Price on the Trading Day immediately preceding the date of this Agreement; or (ii) the average Nasdaq Official Closing Price for the five Trading Days immediately preceding the date of this Agreement).
Section 1.01“Commitment Fee Shares” shall have the meaning set forth in Section 13.04.
Section 1.02“Commitment Period” shall mean the period commencing on the date hereof and expiring upon the date of termination of this Agreement in accordance with Section 11.02.
Section 1.03“Common Shares” shall have the meaning set forth in the recitals of this Agreement.
Section 1.04“Company” shall have the meaning set forth in the preamble of this Agreement.
Section 1.05“Company Indemnitees” shall have the meaning set forth in Section 5.02.
Section 1.06“Condition Satisfaction Date” shall have the meaning set forth in Section 7.01.
Section 1.07“Environmental Laws” shall have the meaning set forth in Section 4.08.
Section 1.08“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
Section 1.09“Hazardous Materials” shall have the meaning set forth in Section 4.08.
Section 1.10“Indemnified Liabilities” shall have the meaning set forth in Section 5.01.
Section 1.11“Initial Registration Statement” shall have the meaning set forth in Section 6.01.
Section 1.12“Investor” shall have the meaning set forth in the preamble of this Agreement.
Section 1.13“Investor Indemnitees” shall have the meaning set forth in Section 5.01.
Section 1.14“Market Price” shall mean the average of the VWAPs during each Trading Day of the relevant Pricing Period.

Section 1.15“Material Adverse Effect” shall mean any event, occurrence or condition that has had or would reasonably be expected to have (i) a material adverse effect on the legality, validity or enforceability of this Agreement or the transactions contemplated herein, (ii) a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement.
Section 1.16“Material Outside Event” shall have the meaning set forth in Section 6.08.
Section 1.17“Maximum Advance Amount” in respect of each Advance Notice means $20,000,000.
Section 1.18“Minimum Acceptable Price” or “MAP” shall mean the minimum price notified by the Company to the Investor in each Advance Notice, if applicable.
Section 1.19“Nasdaq Official Closing Price” means the closing price of a Common Share as reported on the “Historical NOCP” section of the web site Nasdaq.com for the ticker symbol “EOSE.”
Section 1.20“OFAC” shall mean the U.S. Department of Treasury’s Office of Foreign Asset Control.
Section 1.21“Ownership Limitation” shall have the meaning set forth in Section 2.01I(i).
Section 1.22“Person” shall mean an individual, a corporation, a partnership, a limited liability company, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.
Section 1.23“Plan of Distribution” shall mean the section of a Registration Statement disclosing the plan of distribution of the Shares.
Section 1.24“Pricing Period” shall mean the three (3) consecutive Trading Days commencing on the Advance Notice Date.
Section 1.25“Principal Market” shall mean the Nasdaq Capital Market.
Section 1.26“Promissory Note” shall have the meaning set forth in Section 2.05(b).
Section 1.27“Prospectus” means any prospectus (including, without limitation, all amendments and supplements thereto) used in connection with a Registration Statement.
Section 1.28“Prospectus Supplement” shall mean any prospectus supplement to a Prospectus filed with the SEC pursuant to Rule 424(b) under the Securities Act, including, without limitation, any Prospectus Supplement to be filed in accordance with Section 6.01 hereof.
Section 1.29“Purchase Price” shall mean the price per Share obtained by multiplying the Market Price by 97% in respect of any Shares purchased hereunder.
Section 1.30[Reserved]
Section 1.31“Registration Limitation” shall have the meaning set forth in Section 2.01(c)(ii).
Section 1.32“Registration Statement” shall mean the Initial Registration Statement or another registration statement on a form promulgated by the SEC for which the Company then qualifies for the registration of the offer and sale of the Shares to be offered and sold by the Company to the Investor and the resale of such Shares by the Investor, as the same may be amended and supplemented from time to time and including any information deemed to be a part thereof pursuant to Rule 430B under the Securities Act and any successor registration statement filed by the Company with the SEC under the Securities Act on a form promulgated by the SEC for which the Company then qualifies and which form shall be available for the registration of the transactions contemplated hereunder.
Section 1.33“Regulation D” shall mean the provisions of Regulation D promulgated under the Securities Act.
Section 1.34“Request” shall have the meaning set forth in Section 2.05(a).
Section 1.35“Sanctions” means any sanctions administered or enforced by OFAC, the U.S. State Department, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority.
Section 1.36“Sanctions Programs” means any OFAC economic sanction program (including, without limitation, programs related to Crimea, Cuba, Iran, North Korea, Sudan and Syria).
Section 1.37“SEC” shall mean the U.S. Securities and Exchange Commission.
Section 1.38“SEC Documents” shall have the meaning set forth in Section 4.05.
Section 1.39“Securities Act” shall have the meaning set forth in the recitals of this Agreement.
Section 1.40“Settlement Document” shall have the meaning set forth in Section 2.02(a).
Section 1.41“Shares” shall mean the Common Shares to be issued from time to time hereunder pursuant to an Advance.
Section 1.42“Subsidiaries” shall have the meaning set forth in Section 4.01.
Section 1.43“Trading Day” shall mean any day during which the Principal Market shall be open for business.
Section 1.44“Transaction Documents” shall have the meaning set forth in Section 4.02.
Section 1.45“VWAP” means, for any Trading Day, the daily volume weighted average price of the Common Shares for such Trading Day on the Principal Market during regular trading hours as reported by Bloomberg L.P.
Article II.Advances
Section 2.01    Advances; Mechanics. Subject to the terms and conditions of this Agreement (including, without limitation, the provisions of Article VII hereof), the Company, at its sole and exclusive option, may issue and sell to the Investor, and the Investor shall purchase from the Company, Common Shares on the following terms:
(a)Advance Notice. At any time during the Commitment Period the Company may require the Investor to purchase Shares by delivering an Advance Notice to the Investor, subject to the conditions set forth in Section 7.01, and in accordance with the following provisions:
(i)The Company shall, in its sole discretion, select the amount of the Advance, not to exceed the Maximum Advance Amount, it desires to issue and sell to the Investor in each Advance Notice and the time it desires to deliver each Advance Notice.
(ii)There shall be no mandatory minimum Advances and no non-usages fee for not utilizing the Commitment Amount or any part thereof.
(b)Date of Delivery of Advance Notice. Advance Notices shall be delivered in accordance with the instructions set forth on the bottom of Exhibit A. An Advance Notice shall be deemed delivered on (i) the day it is received by the Investor if such notice is received by email on or before 8:30 a.m. Eastern Time in accordance with the instructions set forth on the bottom of Exhibit A, or (ii) the immediately succeeding day if it is received by email after 8:30 a.m. Eastern Time, in each case in accordance with the instructions set forth on the bottom of Exhibit A.
(c)Advance Limitations. Regardless of the amount of an Advance requested by the Company in the Advance Notice, the final number of Shares to be issued and sold pursuant to an Advance Notice shall be reduced in accordance with each of the following limitations:
(i)Ownership Limitation; Commitment Amount. At the request of the Company, the Investor will inform the Company of the amount of shares the Investor currently beneficially owns. In no event shall the number of Common Shares issuable to the Investor pursuant to an Advance cause the aggregate number of Common Shares beneficially owned (as calculated pursuant to Section 13(d) of the Exchange Act) by the Investor and its Affiliates as a result of previous issuances and sales of Common Shares to Investor under this Agreement to exceed 9.99% of the then outstanding Common Shares (the “Ownership Limitation”). In connection with each Advance Notice delivered by the Company, any portion of the Advance that would (i) cause the Investor to exceed the Ownership Limitation or (ii) cause the aggregate number of Shares issued and sold to the Investor hereunder to exceed the Commitment Amount shall automatically be withdrawn with no further action required by the Company, and such Advance Notice shall be deemed automatically modified to reduce the amount of the Advance requested by an amount equal to such withdrawn portion; provided that in the event of any such automatic withdrawal and automatic modification, the Investor will promptly notify the Company of such event.
(ii)Registration and Exchange Limitation. In no event shall an Advance exceed the amount registered under the Registration Statement then in effect (the “Registration Limitation”) or the Exchange Cap, to the extent applicable. In connection with each Advance Notice, any portion of an Advance that would exceed the Registration Limitation or the Exchange Cap shall automatically be withdrawn with no further action required by the Company and such Advance Notice shall be deemed automatically modified to reduce the aggregate amount of the requested Advance by an amount equal to such withdrawn portion in respect of each Advance Notice; provided that in the event of any such automatic withdrawal and automatic modification, Investor will promptly notify the Company of such event.
(d)Minimum Acceptable Price.
(i)With respect to each Advance Notice, the Company may notify the Investor of the MAP with respect to such Advance by indicating a MAP on such Advance Notice. If no MAP is specified in an Advance Notice, then no MAP shall be in effect in connection with such Advance. Each Trading Day during a Pricing Period for which (A) with respect to each Advance Notice with a MAP, the VWAP of the Common Shares is below the MAP in effect with respect to such Advance Notice, or (B) there is no VWAP (each such day, an “Excluded Day”), shall result in an automatic reduction to the amount of the Advance set forth in such Advance Notice by one-third (the resulting amount of each Advance being the “Adjusted Advance Amount”), and each Excluded Day shall be excluded from the Pricing Period for purposes of determining the Market Price.
(ii)The total Shares in respect of each Advance (after reductions have been made to arrive at the Adjusted Advance Amount) shall be automatically increased by such number of Common Shares (the “Additional Shares”) equal to the number of Common Shares sold by the Investor on such Excluded Day, if any, and the price paid per share for each Additional Share shall be equal to the MAP in effect with respect to such Advance Notice

(without any further discount), provided that this increase shall not cause the total Advance to exceed the amount set forth in the original Advance Notice or any limitations set forth in Section 2.01(c).
(e)Notwithstanding any other provision in this Agreement, the Company and the Investor acknowledge and agree that upon the Investor’s receipt of a valid Advance Notice the parties shall be deemed to have entered into an unconditional contract binding on both parties for the purchase and sale of Shares pursuant to such Advance Notice in accordance with the terms of this Agreement and (i) subject to Applicable Law and (ii) subject to Section 3.08 (Trading Activities), the Investor may sell Common Shares during the Pricing Period.
Section 2.02    Closings. The closing of each Advance and each sale and purchase of Shares related to each Advance (each, a “Closing”) shall take place as soon as practicable on or after each Advance Date in accordance with the procedures set forth below. The parties acknowledge that the Purchase Price is not known at the time the Advance Notice is delivered (at which time the Investor is irrevocably bound) but shall be determined on each Closing based on the daily prices of the Common Shares that are the inputs to the determination of the Purchase Price as set forth further below. In connection with each Closing, the Company and the Investor shall fulfill each of its obligations as set forth below:
(a)On each Advance Date, the Investor shall deliver to the Company a written document, in the form attached hereto as Exhibit B (each a “Settlement Document”), setting forth the final number of Shares to be purchased by the Investor (taking into account any adjustments pursuant to Section 2.01), the Market Price, the Purchase Price, the aggregate proceeds to be paid by the Investor to the Company, and a report by Bloomberg, L.P. indicating the VWAP for each of the Trading Days during the Pricing Period (or, if not reported on Bloomberg, L.P., another reporting service reasonably agreed to by the parties), in each case in accordance with the terms and conditions of this Agreement.
(b)Promptly after receipt of the Settlement Document with respect to each Advance (and, in any event, not later than one Trading Day after such receipt), the Company will, or will cause its transfer agent to, electronically transfer such number of Shares to be purchased by the Investor (as set forth in the Settlement Document) by crediting the Investor’s account or its designee’s account at the Depository Trust Company through its Deposit Withdrawal at Custodian System or by such other means of delivery as may be mutually agreed upon by the parties hereto, and transmit notification to the Investor that such share transfer has been requested. Promptly upon receipt of such notification, the Investor shall pay to the Company the aggregate purchase price of the Shares (as set forth in the Settlement Document) in cash in immediately available funds to an account designated by the Company in writing and transmit notification to the Company that such funds transfer has been requested. No fractional shares shall be issued, and any fractional amounts shall be rounded to the next higher whole number of shares. To facilitate the transfer of the Common Shares by the Investor, the Common Shares will not bear any restrictive legends so long as there is an effective Registration Statement covering such Common Shares (it being understood and agreed by the Investor that notwithstanding the lack of restrictive legends, the Investor may only sell such Common Shares in compliance with the requirements of the Securities Act (including any applicable prospectus delivery requirements) or pursuant to an available exemption).
(c)On or prior to the Advance Date, each of the Company and the Investor shall deliver to the other all documents, instruments and writings expressly required to be delivered by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein.
(d)Notwithstanding anything to the contrary in this Agreement, if on any day during the Pricing Period (i) the Company notifies Investor that a Material Outside Event has occurred, or (ii) the Company notifies the Investor of a Black Out Period, the parties agree that the pending Advance shall end and the final number of Shares to be purchased by the Investor at the Closing for such Advance shall be equal to the number of Common Shares sold by the Investor during the applicable Pricing Period prior to the notification from the Company of a Material Outside Event or Black Out Period.

Section 2.03    Hardship.
(a)In the event the Investor sells Common Shares after receipt of an Advance Notice and the Company fails to perform its obligations as mandated in Section 2.02, the Company agrees that in addition to and in no way limiting the rights and obligations set forth in Article V hereto and in addition to any other remedy to which the Investor is entitled at law or in equity, including, without limitation, specific performance, it will hold the Investor harmless against any loss, claim, damage, or expense (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Company and acknowledges that irreparable damage may occur in the event of any such default. It is accordingly agreed that the Investor shall be entitled to an injunction or injunctions to prevent such breaches of this Agreement and to specifically enforce (subject to the Securities Act and other rules of the Principal Market), without the posting of a bond or other security, the terms and provisions of this Agreement.
(b)In the event the Company provides an Advance Notice and the Investor fails to perform its obligations as mandated in Section 2.02, the Investor agrees that in addition to and in no way limiting the rights and obligations set forth in Article V hereto and in addition to any other remedy to which the Company is entitled at law or in equity, including, without limitation, specific performance, it will hold the Company harmless against any loss, claim, damage, or expense (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Investor and acknowledges that irreparable damage may occur in the event of any such default. It is accordingly agreed that the Company shall be entitled to an injunction or injunctions to prevent such breaches of this Agreement and to specifically enforce (subject to the Securities Act and other rules of the Principal Market), without the posting of a bond or other security, the terms and provisions of this Agreement.
Section 2.04    Completion of Resale Pursuant to the Registration Statement. The Company will be under no further obligation to maintain the effectiveness of the Registration Statement after the earlier to occur of (a) the date on which the Investor has purchased the full Commitment Amount and has completed the subsequent resale of the full Commitment Amount pursuant to the Registration Statement (Investor agrees to notify the Company when all subsequent resales are completed), (b) the 180th day following the date on which the Investor has purchased the full Commitment Amount, or (c) the 180th day following the termination of this Agreement in accordance with its terms.
Section 2.05    Pre-Advance Loans. Subject to the mutual consent of the parties, from time to time, the Company may request, and the Investor shall provide, pre-advance loans from the Investor in the aggregate principal amount not to exceed $50,000,000 per loan, pursuant to a promissory note in the form attached hereto as Exhibit C, on terms and conditions to be agreed by the parties.
Article III.Representations and Warranties of Investor
Investor hereby represents and warrants to, and agrees with, the Company that the following are true and correct as of the date hereof and as of each Advance Notice Date and each Advance Date:
Section 3.01    Organization and Authorization. The Investor is duly organized, validly existing and in good standing under the laws of the Cayman Islands and has all requisite power and authority to execute, deliver and perform this Agreement, including all transactions contemplated hereby. The decision to invest and the execution and delivery of this Agreement by the Investor, the performance by the Investor of its obligations hereunder and the consummation by the Investor of the transactions contemplated hereby have been duly authorized and require no other proceedings on the part of the Investor. The undersigned has the right, power and authority to execute and deliver this Agreement and all other instruments on behalf of the Investor or its shareholders. This Agreement has been duly executed and delivered by the Investor and, assuming the execution and delivery hereof and acceptance thereof by the Company, will constitute the legal, valid and binding obligations of the Investor, enforceable against the Investor in accordance with its terms.

Section 3.02    Evaluation of Risks. The Investor has such knowledge and experience in financial, tax and business matters as to be capable of evaluating the merits and risks of, and bearing the economic risks entailed by, an investment in the Common Shares of the Company and of protecting its interests in connection with the transactions contemplated hereby. The Investor acknowledges and agrees that its investment in the Company involves a high degree of risk, and that the Investor may lose all or a part of its investment.
Section 3.03    No Legal, Investment or Tax Advice from the Company. The Investor acknowledges that it had the opportunity to review this Agreement and the transactions contemplated by this Agreement with its own legal counsel and investment and tax advisors. The Investor is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of the Company’s representatives or agents for legal, tax, investment or other advice with respect to the Investor’s acquisition of Common Shares hereunder, the transactions contemplated by this Agreement or the laws of any jurisdiction, and the Investor acknowledges that the Investor may lose all or a part of its investment.
Section 3.04    Investment Purpose. The Investor is acquiring the Common Shares for its own account, for investment purposes and not with a view towards, or for resale in connection with, the public sale or distribution thereof, in violation of the Securities Act or any applicable state securities laws; provided, however, that by making the representations herein, the Investor does not agree, or make any representation or warranty, to hold any of the Shares for any minimum or other specific term and reserves the right to dispose of the Shares at any time in accordance with, or pursuant to, a registration statement filed pursuant to this Agreement or an applicable exemption under the Securities Act. The Investor does not presently have any agreement or understanding, directly or indirectly, with any Person to sell or distribute any of the Shares. The Investor is acquiring the Shares hereunder in the ordinary course of its business. The Investor acknowledges that it will be disclosed as an “underwriter” and a “selling stockholder” in each Registration Statement and in any prospectus contained therein to the extent required by applicable law and to the extent the prospectus is related to the resale of the Shares. In addition, the Investor is acquiring the Commitment Fee Shares for its own account and not with a view towards the public sale or distribution thereof. The Investor understands that the Commitment Fee Shares have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available.
Section 3.05    Accredited Investor. The Investor is an “Accredited Investor” as that term is defined in Rule 501(a)(3) of Regulation D.
Section 3.06    Information. The Investor and its advisors (and its counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information the Investor deemed material to making an informed investment decision. The Investor and its advisors (and its counsel), if any, have been afforded the opportunity to ask questions of the Company and its management and have received answers to such questions. Neither such inquiries nor any other due diligence investigations conducted by such Investor or its advisors (and its counsel), if any, or its representatives shall modify, amend or affect the Investor’s right to rely on the Company’s representations and warranties contained in this Agreement. The Investor acknowledges and agrees that the Company has not made to the Investor, and the Investor acknowledges and agrees it has not relied upon, any representations and warranties of the Company, its employees or any third party other than the representations and warranties of the Company contained in this Agreement. The Investor understands that its investment involves a high degree of risk. The Investor has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to the transactions contemplated hereby.
Section 3.07    Not an Affiliate. The Investor is not an officer, director or a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the Company or any “affiliate” of the Company (as that term is defined in Rule 405 promulgated under the Securities Act).
Section 3.08    Trading Activities. The Investor’s trading activities with respect to the Common Shares shall be in compliance with all applicable federal and state securities laws, rules and regulations and the rules and regulations of the Principal Market. Neither the Investor nor its affiliates has any open short position in the Common Shares, nor has the Investor entered into any hedging transaction that establishes a net short position with respect to the

Common Shares, and the Investor agrees that it shall not, and that it will cause its affiliates not to, engage in any short sales or hedging transactions with respect to the Common Shares; provided that the Company acknowledges and agrees that upon receipt of an Advance Notice the Investor has the right to sell (a) the Shares to be issued to the Investor pursuant to the Advance Notice prior to receiving such Shares, or (b) other Common Shares sold by the Company to Investor pursuant to this Agreement and which the Company has continuously held as a long position.
Section 3.09    Free Writing Prospectus. The Investor shall not take any action that would result in the Investor or the Company being required to file with the SEC pursuant to Rule 433(d) under the Securities Act a free writing prospectus.
Article IV.Representations and Warranties of the Company
Except as set forth in the SEC Documents, or in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or warranty otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules or in another Section of the Disclosure Schedules, to the extent that it is reasonably apparent on the face of such disclosure that such disclosure is applicable to such Section, the Company represents and warrants to the Investor that, as of the date hereof, each Advance Notice Date and each Advance Date (other than representations and warranties which address matters only as of a certain date, which shall be true and correct as written as of such certain date), that:
Section 4.01    Organization and Qualification. Each of the Company and its Subsidiaries (as defined below) is an entity duly organized and validly existing under the laws of its state of organization or incorporation, and has the requisite power and authority to own its properties and to carry on its business as now being conducted. Each of the Company and its Subsidiaries is duly qualified to do business and is in good standing (to the extent applicable) in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. “Subsidiaries” means any Person (as defined below) in which the Company, directly or indirectly, (x) owns a majority of the outstanding capital stock or holds a majority equity or similar interest of such Person or (y) controls or operates all or substantially all of the business, operations or administration of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary.”
Section 4.02    Authorization, Enforcement, Compliance with Other Instruments. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the Shares in accordance with the terms hereof and thereof. The execution and delivery by the Company of this Agreement and the other Transaction Documents, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Common Shares) have been or (with respect to consummation) will be duly authorized by the Company’s board of directors and no further consent or authorization will be required by the Company, its board of directors or its shareholders. This Agreement and the other Transaction Documents to which it is a party have been (or, when executed and delivered, will be) duly executed and delivered by the Company and, assuming the execution and delivery thereof and acceptance by the Investor, constitute (or, when duly executed and delivered, will be) the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or other laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. “Transaction Documents” means, collectively, this Agreement and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.
Section 4.03    Authorization of the Shares. The Shares to be issued under this Agreement have been, or with respect to Shares to be purchased by the Investor pursuant to an Advance Notice, will be, when issued and delivered pursuant to the terms approved by the board of directors of the Company or a duly authorized committee thereof, or a duly authorized executive committee, against payment therefor as provided herein, duly and validly authorized and issued and fully paid and nonassessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, including any statutory or contractual preemptive rights, resale rights, rights of first refusal or other similar rights, and will be registered pursuant to Section 12 of the Exchange Act. The Shares, when issued, will conform to the description thereof set forth in or incorporated into the Prospectus.
Section 4.04    No Conflict. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Common Shares) will not (i) result in a violation of the articles of incorporation or other organizational documents of the Company or its Subsidiaries (with respect to consummation, as the same may be amended prior to the date on which any of the transactions contemplated hereby are consummated), (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or its Subsidiaries or by which any property or asset of the Company or its Subsidiaries is bound or affected except, in the case of clause (ii) or (iii) above, to the extent such violations that would not reasonably be expected to have a Material Adverse Effect.
Section 4.05    SEC Documents. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the Exchange Act for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (all of the foregoing filed within two years preceding the date hereof or amended after the date hereof, or filed after the date hereof, and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, and all registration statements filed by the Company under the Securities Act, being hereinafter referred to as the “SEC Documents”). The Company has made available to the Investor through the SEC’s website at http://www.sec.gov, true and complete copies of the SEC Documents.
Section 4.06    Financial Statements. The consolidated financial statements of the Company included or incorporated by reference in SEC Documents, together with the related notes and schedules, present fairly, in all material respects, the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and changes in stockholders’ equity of the Company for the periods specified and have been prepared in compliance with the requirements of the Securities Act and Exchange Act and in conformity with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis (except for (i) such adjustments to accounting standards and practices as are noted therein, (ii) in the case of unaudited interim financial statements, to the extent such financial statements may not include footnotes required by GAAP or may be condensed or summary statements and (iii) such adjustments which will not be material, either individually or in the aggregate) during the periods involved; the other financial and statistical data with respect to the Company and the Subsidiaries (as defined below) contained or incorporated by reference in the SEC Documents are accurately and fairly presented and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the SEC Documents that are not included or incorporated by reference as required; the Company and the Subsidiaries (as defined below) do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the SEC Documents (excluding the exhibits thereto); and all disclosures contained or incorporated by reference in the SEC Documents regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the SEC) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the SEC Documents fairly presents the information called for in all material respects and has been prepared in accordance with the SEC’s rules and guidelines applicable thereto.
Section 4.07    Registration Statement and Prospectus. The Company and the transactions contemplated by this Agreement meet the requirements for and comply with the conditions for the use of Form S-3 under the Securities Act. Each of the Registration Statement and any post-effective amendment thereto has been declared effective by the SEC under the Securities Act. No stop order suspending the effectiveness of the Registration Statement, or any post-effective amendment thereto has been issued under the Securities Act, no order preventing or suspending the use of any base prospectus, the Prospectus Supplement, the Prospectus has been issued and no proceedings for any of those purposes or pursuant to Section 8A of the Securities Act have been instituted or are pending or, to the knowledge of the Company, are threatened by the SEC. Copies of each Registration Statement, any Prospectus, and any such amendments or supplements and all documents incorporated by reference therein that were filed with the SEC on or prior to the date of this Agreement have been delivered, or are available through EDGAR, to the Investor and its counsel. The Company has not distributed and, prior to the later to occur of each Settlement Date and completion of the distribution of the Shares, will not distribute any offering material in connection with the offering or sale of the Shares other than a Registration Statement and the Prospectus.
Section 4.08    No Misstatement or Omission. Each Registration Statement, when it became or becomes effective, and any Prospectus, on the date of such Prospectus or amendment or supplement, conformed and will conform in all material respects with the requirements of the Securities Act. At each Advance Date, the Registration Statement, and the Prospectus, as of such date, will conform in all material respects with the requirements of the Securities Act. Each Registration Statement, when it became or becomes effective, did not, and will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Each Prospectus did not, or will not, include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The documents incorporated by reference in a Prospectus or any Prospectus Supplement did not, and any further documents filed and incorporated by reference therein will not, when filed with the SEC, contain an untrue statement of a material fact or omit to state a material fact required to be stated in such document or necessary to make the statements in such document, in light of the circumstances under which they were made, not misleading. The foregoing shall not apply to statements in, or omissions from, any such document made in reliance upon, and in conformity with, information furnished to the Company by the Investor specifically for use in the preparation thereof.
Section 4.09    Conformity with Securities Act and Exchange Act. Each Registration Statement, each Prospectus, or any amendment or supplement thereto, and the documents incorporated by reference in each Registration Statement, Prospectus or any amendment or supplement thereto, when such documents were or are filed with the SEC under the Securities Act or the Exchange Act or became or become effective under the Securities Act, as the case may be, conformed or will conform in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable.
Section 4.10    Equity Capitalization. As of the date hereof, the authorized capital of the Company consists of 200,000,000 shares of common stock, par value $0.0001 per share and 1,000,000 shares of preferred stock, par value $0.0001 per share. As of the date hereof, the Company had 53,980,608 shares of common stock outstanding and no shares of preferred stock outstanding. The Common Shares are registered pursuant to Section 12(b) of the Exchange Act and is currently listed on the Principal Market under the trading symbol “EOSE.” The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Shares under the Exchange Act, delisting the Common Shares from the Principal Market, nor has the Company received any notification that the SEC or the Principal Market is contemplating terminating such registration or listing. To the Company’s knowledge, it is in compliance with all applicable listing requirements of the Principal Market.
Section 4.11    Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights, if any, necessary to conduct their respective businesses as now conducted, except as would not cause a Material Adverse Effect. The Company and its Subsidiaries have not received written notice of any infringement by the Company or its Subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, or trade secrets, except as would not cause a Material Adverse Effect. To the knowledge of the Company, there is no claim, action or proceeding being made or brought against, or to the Company’s knowledge, being threatened against the Company or its Subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement, except as would not cause a Material Adverse Effect.

Section 4.12    Employee Relations. Neither the Company nor any of its Subsidiaries is involved in any labor dispute nor, to the knowledge of the Company or any of its Subsidiaries, is any such dispute threatened, in each case which is reasonably likely to cause a Material Adverse Effect.
Section 4.13    Environmental Laws. The Company and its Subsidiaries (i) have not received written notice alleging any failure to comply in all material respects with all Environmental Laws (as defined below), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received written notice alleging any failure to comply with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all applicable federal, state and local laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.
Section 4.14    Title. Except as would not cause a Material Adverse Effect, the Company (or its Subsidiaries) has indefeasible fee simple or leasehold title to its properties and material assets owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Company. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.
Section 4.15    Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.
Section 4.16    Regulatory Permits. Except as would not cause a Material Adverse Effect, the Company and its Subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to own their respective businesses, and neither the Company nor any such Subsidiary has received any written notice of proceedings relating to the revocation or modification of any such certificate, authorization or permits.
Section 4.17    Internal Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
Section 4.18    Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company, the Common Shares or any of the Company’s Subsidiaries, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect.

Section 4.19    Subsidiaries. Except as disclosed in the SEC Documents, the Company does not presently have any Subsidiaries.
Section 4.20    Tax Status. Except as would not have a Material Adverse Effect, each of the Company and its Subsidiaries (i) has timely made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. Except as would not have a Material Adverse Effect, Company has not received written notification any unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company and its Subsidiaries know of no basis for any such claim where failure to pay would cause a Material Adverse Effect.
Section 4.21    Certain Transactions. Except as not required to be disclosed pursuant to Applicable Law (including, for the avoidance of doubt, not yet required to be disclosed at the relevant time), none of the officers or directors of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer or director, or to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer or director has a substantial interest or is an officer, director, trustee or partner.
Section 4.22    Rights of First Refusal. The Company is not obligated to offer the Common Shares offered hereunder on a right of first refusal basis to any third parties including, but not limited to, current or former shareholders of the Company, underwriters, brokers, agents or other third parties.
Section 4.23    Dilution. The Company is aware and acknowledges that issuance of Common Shares hereunder could cause dilution to existing shareholders and could significantly increase the outstanding number of Common Shares.
Section 4.24    Acknowledgment Regarding Investor’s Purchase of Shares. The Company acknowledges and agrees that the Investor is acting solely in the capacity of an arm’s length investor with respect to this Agreement and the transactions contemplated hereunder. The Company further acknowledges that the Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereunder and any advice given by the Investor or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereunder is merely incidental to the Investor’s purchase of the Shares hereunder. The Company is aware and acknowledges that it shall not be able to request Advances under this Agreement if the Registration Statement is not effective or if any issuances of Common Shares pursuant to any Advances would violate any rules of the Principal Market. The Company acknowledged and agrees that it is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement.
Section 4.25    Relationship of the Parties. Neither the Company, nor any of its subsidiaries, affiliates, nor any person acting on its or their behalf is a client or customer of the Investor or any of its affiliates and neither the Investor nor any of its affiliates has provided, or will provide, any services to the Company or any of its affiliates, its subsidiaries, or any person acting on its or their behalf. The Investor’s relationship to Company is solely as investor as provided for in the Transaction Documents.
Section 4.26    Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement or a Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.
Section 4.27    Compliance with Laws. Except as would not have a Material Adverse Effect, the Company and each of its Subsidiaries are in compliance with Applicable Laws; the Company has not received a notice of non-

compliance by any director, officer or employee of the Company or any Subsidiary, or any agent, affiliate or other person acting on behalf of the Company or any Subsidiary has not complied with Applicable Laws, and is not aware of any pending change or contemplated change to any applicable law or regulation or governmental position; in each case that would have a Material Adverse Effect.
Section 4.28    Sanctions Matters. Neither the Company, nor any Subsidiary of the Company, nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any Subsidiary of the Company, is a Person that is, or is owned or controlled by a Person that is:
(a)on the list of Specially Designated Nationals and Blocked Persons maintained by OFAC from time to time;
(b)the subject of any Sanctions; or
(c)has a place of business in, or is operating, organized, resident or doing business in a country or territory that is, or whose government is, the subject of Sanctions Programs (including without limitation Crimea, Cuba, Iran, North Korea, Sudan and Syria).
Section 4.29    General Solicitation. Neither the Company nor any other person acting on its behalf has solicited offers to buy, or offer or sell, the Commitment Fee Shares (as defined below) by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act), or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Act.
Article V. Indemnification
The Investor and the Company represent to the other the following with respect to itself:
Section 5.01    Indemnification by the Company. In consideration of the Investor’s execution and delivery of this Agreement, and in addition to all of the Company’s other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Investor and its investment manager, Yorkville Advisors Global, LP, and each of their respective officers, directors, partners, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) and each person who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the “Investor Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and reasonable and documented expenses in connection therewith (irrespective of whether any such Investor Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by the Investor Indemnitees or any of them as a result of, or arising out of, or relating to (a) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Shares as originally filed or in any amendment thereof, or in any related prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Investor specifically for inclusion therein; (b) any material misrepresentation or breach of any material representation or material warranty made by the Company in this Agreement or any other certificate, instrument or document contemplated hereby or thereby; or (c) any material breach of any material covenant, material agreement or material obligation of the Company contained in this Agreement or any other certificate, instrument or document contemplated hereby or thereby. To the extent that the foregoing undertaking by the Company may be unenforceable under Applicable Law, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under Applicable Law.

Section 5.02    Indemnification by the Investor. In consideration of the Company’s execution and delivery of this Agreement, and in addition to all of the Investor’s other obligations under this Agreement, the Investor shall defend, protect, indemnify and hold harmless the Company and all of its officers, directors, shareholders, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) and each person who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the “Company Indemnitees”) from and against any and all Indemnified Liabilities incurred by the Company Indemnitees or any of them as a result of, or arising out of, or relating to (a) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Shares as originally filed or in any amendment thereof, or in any related prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Investor will only be liable for written information relating to the Investor furnished to the Company by or on behalf of the Investor specifically for inclusion in the documents referred to in the foregoing indemnity, and will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Investor by or on behalf of the Company specifically for inclusion therein; (b) any misrepresentation or breach of any representation or warranty made by the Investor in this Agreement or any instrument or document contemplated hereby or thereby executed by the Investor; or (c) any breach of any covenant, agreement or obligation of the Investor(s) contained in this Agreement or any other certificate, instrument or document contemplated hereby or thereby executed by the Investor. To the extent that the foregoing undertaking by the Investor may be unenforceable under Applicable Law, the Investor shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under Applicable Law.
Section 5.03    Notice of Claim. Promptly after receipt by an Investor Indemnitee or Company Indemnitee of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving an Indemnified Liability, such Investor Indemnitee or Company Indemnitee, as applicable, shall, if a claim for an Indemnified Liability in respect thereof is to be made against any indemnifying party under this Article V, deliver to the indemnifying party a written notice of the commencement thereof; but the failure to so notify the indemnifying party will not relieve it of liability under this Article V except to the extent the indemnifying party is prejudiced by such failure. The indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually reasonably satisfactory to the indemnifying party and the Investor Indemnitee or Company Indemnitee, as the case may be; provided, however, that an Investor Indemnitee or Company Indemnitee shall have the right to retain its own counsel with the actual and reasonable third party fees and expenses of not more than one counsel for such Investor Indemnitee or Company Indemnitee to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Investor Indemnitee or Company Indemnitee and the indemnifying party would be inappropriate due to actual or potential differing interests between such Investor Indemnitee or Company Indemnitee and any other party represented by such counsel in such proceeding. The Investor Indemnitee or Company Indemnitee shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Investor Indemnitee or Company Indemnitee which relates to such action or claim. The indemnifying party shall keep the Investor Indemnitee or Company Indemnitee reasonably apprised as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Investor Indemnitee or Company Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Investor Indemnitee or Company Indemnitee of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Investor Indemnitee or Company Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The indemnification required by this Article V shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received and payment therefor is due.
Section 5.04    Remedies. The remedies provided for in this Article V are not exclusive and shall not limit any right or remedy which may be available to any indemnified person at law or equity. The obligations of the parties to indemnify or make contribution under this Article V shall survive expiration or termination of this Agreement for a period of three years. Notwithstanding anything to the contrary under this Agreement or Applicable Law, no party shall be entitled to any indemnification pursuant to this Article V (other than claims for any damages resulting from fraud) until the aggregate amount of all such damages that would otherwise be indemnifiable to such party equals or exceeds $50,000 (the “Basket”), at which time such party shall be entitled to indemnification for the full amount of all damages (including all damages incurred prior to exceeding the Basket).
Section 5.05    Limitation of liability. Notwithstanding the foregoing, no party shall be entitled to recover from the other party for punitive, indirect, incidental or consequential damages.
Article VI.
Covenants of the Company
Section 6.01    Registration Statement.
(a)The Registration Statement. The Company has filed, in accordance with the provisions of the Securities Act and the rules and regulations thereunder, with the SEC a shelf registration statement on Form S-3 (File Number 333-263298) (the “Initial Registration Statement”) including a base prospectus, with respect to the issuance and sale of securities by the Company, including Common Shares, which contains, among other things a Plan of Distribution section disclosing the methods by which the Company may sell the Common Shares. The Initial Registration Statement was declared effective on April 25, 2022 and remains in effect on the date hereof. Except where the context otherwise requires, the Initial Registration Statement, as amended when it became effective, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus subsequently filed with the SEC pursuant to Rule 424(b) under the Securities Act or deemed to be a part of the Initial Registration Statement pursuant to Rule 430B of the Securities Act, is herein called the “Registration Statement.”
(b)Initial Disclosure. Promptly after the date hereof (and prior to the Company delivering an Advance Notice to the Investor hereunder), the Company shall file with the SEC a report on Form 8-K or such other appropriate form as determined by counsel to the Company, relating to the transactions contemplated by this Agreement and a preliminary Prospectus Supplement pursuant to Rule 424(b) of the Securities Act disclosing all information relating to the transaction contemplated hereby required to be disclosed therein and an updated Plan of Distribution, including, without limitation, the name of the Investor, the number of Shares being offered hereunder, the terms of the offering, the purchase price of the Shares, and other material terms of the offering, and any other information or disclosure necessary to register the transactions contemplated herein (collectively, the “Initial Disclosure”) and shall provide the Investor with 24 hours to review the Initial Disclosure prior to its filing. Promptly, and in any event no later than two days after each Advance Date, the Company shall file with the SEC a Prospectus Supplement pursuant to Rule 424(b) of the Securities Act disclosing all information relating to the particular Advance to be disclosed therein, including, without limitation, the number of Shares offered and the purchase price of the Shares, and other material terms of the particular offering, and any other information or disclosure necessary to register the Shares issued pursuant to such Advance.
(c)Maintaining a Registration Statement. The Company shall use commercially reasonable efforts to maintain the effectiveness of any Registration Statement with respect to the Shares at all times during the Commitment Period, provided, however, that the Company shall be under no further obligation to maintain the effectiveness of the Registration Statement to the extent permitted pursuant to Section 2.04. Notwithstanding anything to the contrary contained in this Agreement, the Company shall ensure that, when filed, each Registration Statement (including, without limitation, all amendments and supplements thereto) and the prospectus (including, without limitation, all amendments and supplements thereto) used in connection with such Registration Statement shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading. During the Commitment Period, the Company shall notify the Investor promptly if (i) the Registration Statement shall cease to be effective under the Securities Act, (ii) the Common Shares shall cease to be authorized for listing on the Principal Market, (iii) the Common Shares cease to be registered under Section 12(b) or Section 12(g) of the Exchange Act or (iv) the Company fails to file in a timely manner all reports and other documents required of it as a reporting company under the Exchange Act.
(d)Filing Procedures. Not less than one business day prior to the filing of a Registration Statement and not less than one business day prior to the filing of any related amendments and supplements to any Registration Statement (except for any amendments or supplements caused by the filing of any annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and any similar or successor reports), the Company shall furnish to the Investor copies of all such documents proposed to be filed, which documents (other than those filed pursuant to Rule 424 promulgated under the Securities Act) will be subject to the reasonable and prompt review of the Investor (in each of which cases, if such document contains material non-public information as consented to by the Investor pursuant to Section 6.13, the information provided to Investor will be kept strictly confidential until filed and treated as subject to Section 6.08). The Investor shall furnish comments on a Registration Statement and any related amendment and supplement to a Registration Statement to the Company within 24 hours of the receipt thereof. If the Investor fails to provide comments to the Company within such 24-hour period, then the Registration Statement, related amendment or related supplement, as applicable, shall be deemed accepted by the Investor in the form originally delivered by the Company to the Investor.
(e)Delivery of Final Documents. The Company shall furnish to the Investor without charge, (i) at least one copy of each Registration Statement as declared effective by the SEC and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus, (ii) at the request of the Investor, at least one copy of the final prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as the Investor may reasonably request) and (iii) such other documents as the Investor may reasonably request from time to time in order to facilitate the disposition of the Common Shares owned by the Investor pursuant to a Registration Statement. Filing of the forgoing with the SEC via its EDGAR system shall satisfy the requirements of this section.
(f)Amendments and Other Filings. The Company shall (i) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the related prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Commitment Period.
(g)Blue-Sky. The Company shall use its commercially reasonable efforts to, if required by Applicable Law, (i) register and qualify the Common Shares covered by a Registration Statement under such other securities or “blue sky” laws of such jurisdictions in the United States as the Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Commitment Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Commitment Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Common Shares for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (w) make any change to its Articles of Incorporation or Bylaws, (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 6.01(f), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify the Investor of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Common Shares for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.
Section 6.02    Suspension of Registration Statement.
(a)Establishment of a Black Out Period. During the Commitment Period, the Company from time to time may suspend the use of the Registration Statement by written notice to the Investor in the event that the Company determines in its sole discretion in good faith that such suspension is necessary to (A) delay the disclosure of material nonpublic information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company or (B) amend or supplement the Registration Statement or prospectus so that such Registration Statement or prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (a “Black Out Period”).
(b)No Sales by Investor During the Black Out Period. During such Black Out Period, the Investor agrees not to sell any Common Shares of the Company.
(c)Limitations on the Black Out Period. The Company shall not impose any Black Out Period that is longer than 60 days or in a manner that is more restrictive (including, without limitation, as to duration) than the comparable restrictions that the Company may impose on transfers of the Company’s equity securities by its directors and senior executive officers. In addition, the Company shall not deliver any Advance Notice during any Black Out Period. If the public announcement of such material, nonpublic information is made during a Black Out Period, the Black Out Period shall terminate immediately after such announcement, and the Company shall immediately notify the Investor of the termination of the Black Out Period.
Section 6.03    Listing of Common Shares. As of each Advance Date, the Shares to be sold by the Company from time to time hereunder will have been registered under Section 12(b) of the Exchange Act and approved for listing on the Principal Market, subject to official notice of issuance.
Section 6.04    Opinion of Counsel. Prior to the date of the delivery by the Company of the first Advance Notice, the Investor shall have received an opinion letter from counsel to the Company in form and substance reasonably satisfactory to the Investor.
Section 6.05    Exchange Act Registration. The Company will file in a timely manner all reports and other documents required of it as a reporting company under the Exchange Act and will not take any action or file any document (whether or not permitted by Exchange Act or the rules thereunder) to terminate or suspend its reporting and filing obligations under the Exchange Act.
Section 6.06    Transfer Agent Instructions. For any time while there is a Registration Statement in effect for this transaction, the Company shall (if required by the transfer agent for the Common Shares) cause legal counsel for the Company to deliver to the transfer agent for the Common Shares (with a copy to the Investor) instructions to issue Common Shares to the Investor free of restrictive legends upon each Advance if the delivery of such instructions are consistent with Applicable Law.
Section 6.07    Corporate Existence. The Company will use commercially reasonable efforts to preserve and continue the corporate existence of the Company during the Commitment Period.
Section 6.08    Notice of Certain Events Affecting Registration; Suspension of Right to Make an Advance. The Company will promptly notify the Investor, and confirm in writing, upon its becoming aware of the occurrence of any of the following events in respect of a Registration Statement or related prospectus relating to an offering of Common Shares (in each of which cases the information provided to Investor will be kept strictly confidential): (i) except for requests made in connection with SEC investigations disclosed in SEC Documents, receipt of any request for additional information by the SEC or any other Federal or state governmental authority during the period of effectiveness of the Registration Statement or any request for amendments or supplements to the Registration Statement or related prospectus; (ii) the issuance by the SEC or any other Federal governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Common Shares for sale in any jurisdiction or the initiation or written threat of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in the Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or of the necessity to amend the Registration Statement or supplement a related prospectus to comply with the Securities Act or any other law; and (v) the Company’s reasonable determination that a post-effective amendment to the Registration Statement would be appropriate; and the Company will promptly make available to the Investor any such supplement or amendment to the related prospectus. The Company shall not deliver to the Investor any Advance Notice, and the Company shall not sell any Shares pursuant to any pending Advance Notice (other than as required pursuant to Section 2.02(d)), during the continuation of any of the foregoing events (each of the events described in the immediately preceding clauses (i) through (v), inclusive, a “Material Outside Event”).
Section 6.09    Consolidation. If an Advance Notice has been delivered to the Investor, then the Company shall not effect any consolidation of the Company with or into, or a transfer of all or substantially all the assets of the Company to another entity before the transaction contemplated in such Advance Notice has been closed in accordance with Section 2.02 hereof, and all Shares in connection with such Advance have been received by the Investor.
Section 6.10    Market Activities. The Company will not, directly or indirectly, take any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company under Regulation M of the Exchange Act.
Section 6.11    Expenses. The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay all expenses incident to the performance of its obligations hereunder, including but not limited to (i) the preparation, printing and filing of the Registration Statement and each amendment and supplement thereto, of each prospectus and of each amendment and supplement thereto; (ii) the preparation, issuance and delivery of any Shares issued pursuant to this Agreement, (iii) all reasonable fees and disbursements of the Company’s counsel, accountants and other advisors (but not, for the avoidance doubt, the fees and disbursements of Investor’s counsel, accountants and other advisors), (iv) the qualification of the Shares under securities laws in accordance with the provisions of this Agreement, including filing fees in connection therewith, (v) the printing and delivery of copies of any prospectus and any amendments or supplements thereto, (vi) the fees and expenses incurred in connection with the listing or qualification of the Shares for trading on the Principal Market, or (vii) filing fees of the SEC and the Principal Market.
Section 6.12    Current Report. On or before 9:30 a.m., New York time, on the second business day after the date of this Agreement, the Company shall file a current report on Form 8-K describing all the material terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching all the material Transaction Documents (including, without limitation, this Agreement (and all schedules to this Agreement) (including all attachments, the “Current Report”). The Company shall not, and the Company shall cause each of its Subsidiaries and each of its and their respective officers, directors, employees and agents not to, provide the Investor with any material, non-public information regarding the Company or any of its Subsidiaries without the express prior written consent of the Investor (which may be granted or withheld in the Investor’s sole discretion and if granted must include an agreement to keep such information confidential until publicly disclosed); it being understood that the mere notification of Investor required pursuant to Section 6.08(iv) hereof shall not in and of itself be deemed to be material non-public information. Notwithstanding anything contained in this Agreement to the contrary, the Company expressly agrees that it shall publicly disclose, no later than four (4) Business Days following the date hereof, but in any event prior to delivering the first Advance Notice hereunder, any information communicated to the Investor by or, to the knowledge of the Company, on behalf of the Company in connection with the transactions contemplated herein, which, following the date hereof would, if not so disclosed, constitute material, non-public information regarding the Company or its Subsidiaries.
Section 6.13    Advance Notice Limitation. The Company shall not deliver an Advance Notice if a shareholder meeting or corporate action date, or the record date for any shareholder meeting or any corporate action, would fall during the period beginning two Trading Days prior to the date of delivery of such Advance Notice and ending two Trading Days following the Closing of such Advance.
Section 6.14    Use of Proceeds. The Company will use the proceeds from the sale of the Common Shares hereunder for working capital and other general corporate purposes or, if different, in a manner consistent with the application thereof described in the Registration Statement. Neither the Company nor any Subsidiary will, directly or indirectly, use the proceeds of the transactions contemplated herein, or lend, contribute, facilitate or otherwise make available such proceeds to any Person (i) to fund, either directly or indirectly, any activities or business of or with any Person that is identified on the list of Specially Designated Nationals and Blocker Persons maintained by OFAC, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions or Sanctions Programs, or (ii) in any other manner that will result in a violation of Sanctions or Applicable Laws.
Section 6.15    Compliance with Laws. The Company shall comply in all material respects with all Applicable Laws.
Article VII.
Conditions for Delivery of Advance Notice
Section 7.01    Conditions Precedent to the Right of the Company to Deliver an Advance Notice. The right of the Company to deliver an Advance Notice and the obligations of the Investor hereunder with respect to an Advance is subject to the satisfaction by the Company, on each Advance Notice Date (a “Condition Satisfaction Date”), of each of the following conditions:
(a)Accuracy of the Company’s Representations and Warranties. The representations and warranties of the Company in this Agreement shall be true and correct in all material respects.
(b)Registration of the Common Shares with the SEC. There is an effective Registration Statement pursuant to which the Investor is permitted to utilize the prospectus thereunder to resell all of the Common Shares issuable pursuant to such Advance Notice. The Company shall have filed with the SEC in a timely manner all reports, notices and other documents required under the Exchange Act and applicable SEC regulations during the twelve-month period immediately preceding the applicable Condition Satisfaction Date.
(c)Authority. The Company shall have obtained all permits and qualifications required by any applicable state for the offer and sale of all the Common Shares issuable pursuant to such Advance Notice or shall have the availability of exemptions therefrom. The sale and issuance of such Common Shares shall be legally permitted by all laws and regulations to which the Company is subject.
(d)No Material Outside Event. No Material Outside Event shall have occurred and be continuing.
(e)Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior the applicable Condition Satisfaction Date (for the avoidance of doubt, other than in respect of the Company’s obligation pursuant to Clause 2.02 herein, if the Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement at the time of the applicable Condition Satisfaction Date, but did not comply with any timing requirement set forth herein, then this condition shall be deemed satisfied unless the Investor is material prejudiced by the failure of the Company to comply with any such timing requirement).
(f)No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits or directly, materially and adversely affects any of the transactions contemplated by this Agreement.
(g)No Suspension of Trading in or Delisting of Common Shares. The Common Shares are quoted for trading on the Principal Market and all the Shares issuable pursuant to such Advance Notice will be listed or quoted for trading on the Principal Market. The issuance of Common Shares with respect to the applicable Advance Notice will not violate the shareholder approval requirements of the Principal Market. The Company shall not have received any written notice that is then still pending threatening the continued quotation of the Common Shares on the Principal Market.
(h)Authorized. There shall be a sufficient number of authorized but unissued and otherwise unreserved Common Shares for the issuance of all of the Shares issuable pursuant to such Advance Notice.
(i)Executed Advance Notice. The representations contained in the applicable Advance Notice shall be true and correct in all material respects as of the applicable Condition Satisfaction Date.
(j)Consecutive Advance Notices. Except with respect to the first Advance Notice, the Company shall have delivered all Shares relating to all prior Advances, and, unless waived by the Investor, at least 5 Trading Days shall have elapsed from the immediately preceding Advance Date.
Article VIII.
Non-Disclosure of Non-Public Information
The Company covenants and agrees that, other than as expressly required by Section 6.08 hereof, or, with the Investor’s consent pursuant to Section 6.01(c) and Section 6.13, it shall refrain from disclosing, and shall cause its officers, directors, employees and agents to refrain from disclosing, any material non-public information (as determined under the Securities Act, the Exchange Act, or the rules and regulations of the SEC) to the Investor without also disseminating such information to the public, unless prior to disclosure of such information the Company identifies such information as being material non-public information and provides the Investor with the opportunity to accept or refuse to accept such material non-public information for review. Unless specifically agreed to in writing, in no event shall the Investor have a duty of confidentiality, or be deemed to have agreed to maintain information in confidence, with respect to the delivery of any Advance Notices.
Article IX.
Non-Exclusive Agreement
Notwithstanding anything contained herein, this Agreement and the rights awarded to the Investor hereunder are non-exclusive, and the Company may, at any time throughout the term of this Agreement and thereafter, issue and allot, or undertake to issue and allot, any shares and/or securities and/or convertible notes, bonds, debentures, options to acquire shares or other securities and/or other facilities which may be converted into or replaced by Common Shares or other securities of the Company, and to extend, renew and/or recycle any bonds and/or debentures, and/or grant any rights with respect to its existing and/or future share capital.

Article X.
Choice of Law/Jurisdiction
This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in New York County, New York, and expressly consent to the jurisdiction and venue of the Supreme Court of New York, sitting in New York County, New York and the United States District Court of the Southern District of New York, sitting in New York, New York, for the adjudication of any civil action asserted pursuant to this Agreement.
Article XI.Assignment; Termination
Section 11.01    Assignment. Neither this Agreement nor any rights or obligations of the parties hereto may be assigned to any other Person.
Section 11.02    Termination.
(a)Unless earlier terminated as provided hereunder, this Agreement shall terminate automatically on the earliest of (i) the first day of the month next following the 24-month anniversary of the date hereof or (ii) the date on which the Investor shall have made payment of Advances pursuant to this Agreement for Common Shares equal to the Commitment Amount.
(b)The Company may terminate this Agreement effective upon five Trading Days’ prior written notice to the Investor; provided that (i) there are no outstanding Advance Notices, the Common Shares under which have yet to be issued, (ii) there are no outstanding Pre-Advance Loans which have not be fully repaid, and (iii) the Company has paid all amounts owed to the Investor pursuant to this Agreement. This Agreement may be terminated at any time by the mutual written consent of the parties, effective as of the date of such mutual written consent unless otherwise provided in such written consent.
(c)Nothing in this Section 11.02 shall be deemed to release the Company or the Investor from any liability for any breach under this Agreement, or to impair the rights of the Company and the Investor to compel specific performance by the other party of its obligations under this Agreement. The indemnification provisions contained in Article V shall survive termination hereunder.
Article XII.Notices
Other than with respect to Advance Notices, which must be in writing and will be deemed delivered on the day set forth in Section 2.01(b), any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile or e-mail if sent on a Trading Day, or, if not sent on a Trading Day, on the immediately following Trading Day; (iii) 5 days after being sent by U.S. certified mail, return receipt requested, (iv) 1 day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications (except for Advance Notices which shall be delivered in accordance with Exhibit A hereof) shall be:

If to the Company, to:	EOS ENERGY ENTERPRISES, INC. 3920 Park Avenue Edison, New Jersey 08820
Attention: Melissa Berube
Telephone: [***]
Email: [***]
With a copy to (which shall not constitute notice or delivery of process) to:
DAVIS POLK & WARDWELL LLP 450 Lexington Avenue New York, NY 10017 Attention: Michael Kaplan or Roshni Banker Cariello Telephone: [***] or [***] Email: [***] or [***]

If to the Investor(s):	YA II PN, Ltd.
1012 Springfield Avenue
Mountainside, NJ 07092
Attention: Mark Angelo
Portfolio Manager
Telephone: [***]
Email: [***]

With a Copy (which shall not constitute notice or delivery of process) to:	Troy Rillo, Esq. 1012 Springfield Avenue Mountainside, NJ 07092
Telephone: [***]
Email: [***]

Either may change its information contained in this Article XII by delivering notice to the other party as set forth herein.
Article XIII.Miscellaneous
Section 13.01    Counterparts. This Agreement may be executed in identical counterparts, both which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. Facsimile or other electronically scanned and delivered signatures, including by e-mail attachment, shall be deemed originals for all purposes of this Agreement.
Section 13.02    Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Investor, the Company, their respective affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement contains the entire understanding of the parties with respect to the matters covered herein and, except as specifically set forth herein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the parties to this Agreement.
Section 13.03    Reporting Entity for the Common Shares. The reporting entity relied upon for the determination of the trading price or trading volume of the Common Shares on any given Trading Day for the purposes of this

Agreement shall be Bloomberg, L.P. or any successor thereto. The written mutual consent of the Investor and the Company shall be required to employ any other reporting entity.
Section 13.04    Commitment Fee, Due Diligence and Structuring Fee. Each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby, except that the Company shall pay to YA Global II SPV, LLC, a subsidiary of the Investor, a structuring and due diligence fee in the amount of $10,000, which the Investor acknowledges has been received prior to the date hereof. On the date hereof, the Company will issue to the Investor an aggregate of 465,117 Common Shares (the “Commitment Fee Shares”) as a commitment fee (for the avoidance of doubt, the Commitment Fee Shares will be issued as “restricted shares” as that term is defined in Rule 144 of the Securities Act).
Section 13.05    Brokerage. Each of the parties hereto represents that it has had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the other party. The Company on the one hand, and the Investor, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any person claiming brokerage commissions or finder’s fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.
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IN WITNESS WHEREOF, the parties hereto have caused this Standby Equity Purchase Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

COMPANY:
EOS ENERGY ENTERPRISES, INC.

By: /s/ Randall Gonzales
Name: Randall Gonzales
Title: Chief Financial Officer

INVESTOR:
YA II PN, Ltd.

By: Yorkville Advisors Global, LP
Its: Investment Manager
By: Yorkville Advisors Global II, LLC Its: General Partner
By: /s/ Matt Beckman
Name: Matt Beckman
Title: Member

EXHIBIT A
ADVANCE NOTICE

EXHIBIT B
FORM OF SETTLEMENT DOCUMENT

EXHIBIT C
FORM OF PROMISSORY NOTE

Schedule I
(Holder Account Information)

Exhibit A

Closing Statement

DISCLOSURE SCHEDULE